SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                               September 5, 2000
                Date of Report (Date of earliest event reported)


                                  ConAgra, Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                          1-7275                    47-0248710
(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)             Identification No.)
 incorporation)


   One ConAgra Drive, Omaha, Nebraska                          68102-5001
   (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code
                                 (402) 595-4000


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Item 5.  Other Events.

         On August 24, 2000, ConAgra, Inc., a Delaware corporation, and International Home Foods, Inc., a Delaware corporation, consummated a merger whereby International Home Foods merged with and into a wholly owned subsidiary of ConAgra pursuant to an Agreement and Plan of Merger dated as of June 22, 2000.

         ConAgra filed a Current Report on Form 8-K dated August 24, 2000 which included the unaudited pro forma information giving effect to the merger under the purchase method of accounting, based upon the period presented by ConAgra's then filed financial statements, including ConAgra's fiscal year ended May 30, 1999, the period required by Item 7 of Form 8-K. ConAgra subsequently filed its Form 10-K for the fiscal year ended May 28, 2000 and is filing this Current Report on Form 8-K with additional unaudited pro forma combined condensed financial statements, attached hereto as Exhibit 99.1, which give effect to the merger based upon the period presented, ConAgra's fiscal year ended May 28, 2000.

Item 7.  Financial Statements and Exhibits.

         99.1     Pro forma financial information.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONAGRA, INC.

September 5, 2000
                                         By: /s/ James P. O'Donnell
                                         Name:  James P. O'Donnell
                                         Title:     Executive Vice President,
                                                    Chief Financial Officer
                                                    and Corporate Secretary


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                                  EXHIBIT INDEX


Exhibit                 Description                                         Page

 99.1     Pro forma financial information ...................................